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Scudder Variable Series II


o   Global Blue Chip Portfolio

Supplement to the currently effective prospectuses




Effective August 22, 2003, the following information replaces the disclosure for Scudder Variable Series II: Global Blue Chip Portfolio in "The portfolio managers" section of the prospectuses:

The following people handle the day-to-day management of the portfolio:

Steve M. Wreford                                       Oliver Kratz
Director of Deutsche Asset Management and              Director of Deutsche Asset Management and
and Co-Manager of the portfolio.                       Co-Manager of the portfolio.
o Joined Deutsche Asset Management in 2000             o Joined Deutsche Asset Management in
  and the portfolio in 2002.                             1996 and the portfolio in 2003.
o Responsible for European Telecommunications          o Head of global portfolio selection team for
  Research.                                              Alpha Emerging Markets Equity: New York.
o Prior to that, five years of experience as           o Prior to that, two years of experience at
  a telecommunication and technology equity              Merrill Lynch, Brown Brothers Harriman and
  analyst for CCF International, New York;               McKinsey & Co.; authored Frontier Emerging
  CCF Charterhouse, London and as a                      Markets Securities Price Behavior and Valuation;
  management consultant for KPMG, UK.                    Kluwers Academic Publishers, 1999.
o Chartered Accountant, UK (US CPA                     o MALD and Ph.D from The Fletcher School, administered
  equivalent).                                           jointly by Harvard University and Tufts University.










               Please Retain This Supplement for Future Reference











August 22, 2003